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                                                                   EXHIBIT 10.33

                                 PROMISSORY NOTE

$5,000,000.00

                                                                    May 13, 2002

          FOR VALUE RECEIVED, the undersigned, NUSSBAUM CENTENNIAL PARTNERS, L.P., a Texas limited partnership, and ASHWOOD AMERICAN PARTNERS MC DALLAS, L.P., a Texas limited partnership (collectively, "MEZZANINE BORROWER"), each located at 2001 Ross Avenue, Suite 3160, Dallas, Texas 75201 hereby jointly and severally unconditionally promise to pay to the order of MACK-CALI PROPERTY TRUST, a Maryland business trust, located at c/o Mack-Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016 ("MEZZANINE LENDER"), to such account as Mezzanine Lender may direct in a written notice to Mezzanine Borrower, in lawful money of the United States of America and by wire transfer of immediately available funds, the principal amount of FIVE MILLION DOLLARS ($5,000,000), in the amounts and on each Payment Date as set forth in Section
2.5 of that certain Mezzanine Loan Agreement, dated as of the date hereof (the "MEZZANINE LOAN AGREEMENT") between Mezzanine Borrower and Mezzanine Lender, with a final payment of the unpaid principal amount hereof, together with unpaid interest accrued hereon and all other amounts due hereunder on the Maturity Date. The undersigned further agrees to pay interest in like money to such account on the unpaid principal amount hereof from time to time from the date hereof on the dates and at the applicable rate per annum as provided in
Article II of the Mezzanine Loan Agreement until paid in full (both before and after judgment).

          This Note is the "NOTE" referred to in the Mezzanine Loan Agreement and is entitled to the benefits thereof and subject to the terms thereof. Capitalized terms used herein but not defined in this Note have the meanings ascribed to them in the Mezzanine Loan Agreement.

          Upon the occurrence of any one or more of the Events of Default specified in the Mezzanine Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

          This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mezzanine Borrower or Mezzanine Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Mezzanine Lender" and "Mezzanine Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

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          Except for any notices required under the Mezzanine Loan Agreement,
Mezzanine Borrower and all others who may become liable for the payment of all or any part of the indebtedness hereunder do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration. No release of any security for the indebtedness hereunder or any person liable for payment of the indebtedness hereunder, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Mezzanine Loan Documents made by agreement between Mezzanine Lender and any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Mezzanine Borrower, and any other Person who may become liable under the Mezzanine Loan Documents for the payment of all or any part of the indebtedness hereunder.

          Mezzanine Borrower represents that Mezzanine Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Mezzanine Loan Agreement and the other Mezzanine Loan Documents and that this Note, the Mezzanine Loan Agreement and the other Mezzanine Loan Documents constitute valid and binding obligations of Mezzanine Borrower and the Affiliates of Mezzanine Borrower which are parties thereto.

          All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Mezzanine Loan Agreement directed to the parties at their respective addresses as provided therein.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY APPLICABLE TO AGREEMENTS MADE AND INTENDED TO BE PERFORMED IN THE STATE OF NEW JERSEY, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

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          IN WITNESS WHEREOF, Mezzanine Borrower has caused this Note to be executed and delivered as of the day first above written.

                                       MEZZANINE BORROWER:

                                       NUSSBAUM CENTENNIAL PARTNERS, L.P.,
                                       a Texas limited partnership

                                       By: NUSSBAUM CENTENNIAL, LLC, a
                                           Texas limited liability company

                                           By: /s/ Steven H. Levin
                                              -------------------------
                                              Name: Steven H. Levin
                                              Title:

                                       ASHWOOD AMERICAN PARTNERS MC
                                       DALLAS, L.P., a Texas limited partnership

                                       By: A/A INVESTORS-MC DALLAS, L.L.C.,
                                           a Texas limited liability company

                                           By: /s/ David S. Gruber
                                              -------------------------
                                              Name:  David S. Gruber
                                              Title: